April 2006 April 2006 Investing In Chesapeake Exhibit 99.1

Disclaimer
This presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of
1995. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions that may cause Chesapeake's actual results to differ materially from those expressed in the forward-looking statements including, but not limited to: the company's inability to realize the full extent of the expected savings or benefits from the cost savings program and to complete such activities in accordance with its planned timetable and within the cost range;
competitive products and pricing; production costs, particularly for raw materials such as folding carton and plastics materials, and the ability of the company to pass through increases in raw material costs to its customers; fluctuations in demand; possible recessionary trends in U.S. and global economies;
government policies and regulations affecting the environment; interest rates; fluctuations in foreign exchange rates; the ability of the company to remain in compliance with its debt covenants; and other risks that are detailed from time to time in reports filed by the company with the Securities and Exchange
Commission.
This presentation speaks only as of the date of this presentation and Chesapeake assumes no obligation to update the presentation. Users of the presentation are advised to review public disclosure by Chesapeake subsequent to the date of this presentation.
Non-GAAP Financial Measures
Cash Flow Available for Shareholders and Debt Reduction - To supplement the company's consolidated financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”), the company reports "cash flow available for shareholders and debt reduction,"
defined as net cash provided by operating activities plus net cash provided by (or minus net cash used in) investing activities exclusive of acquisitions, which is a non-GAAP measure. The company's management believes this non-GAAP measure enhances the overall understanding of the company's ability to pay-
down debt and pay dividends to its shareholders. In addition, this non-GAAP measure is a primary indicator management uses as a basis for planning and forecasting future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for cash flows provided by operating activities determined in accordance with GAAP.
Income before interest, extinguishment of debt and taxes (EBIT), income, and earnings per share from continuing operations, in each case exclusive of losses associated with the extinguishments of debt, restructuring expenses, asset impairments and other exit costs, gains or losses on divestitures, and goodwill impairment are non-GAAP financial measures.  The company’s management believes these non-GAAP measures provide investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because they exclude gains and losses that management believes are not indicative of the ongoing operating results of the business.  In addition, these non-GAAP measures are used by management to evaluate the operating performance of the company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for income from continuing operations and earnings per share as determined in accordance with GAAP.
Chesapeake defines Adjusted EBITDA as income from continuing operations before interest, extinguishment of debt, income taxes, depreciation, amortization and gains or losses on restructuring, asset impairments and other exit costs, divestitures and goodwill impairment. Adjusted EBITDA is not a measure of performance defined by GAAP and should not be considered in isolation or as a substitute for net income or cash flows from operating activities, which have been prepared in accordance with GAAP. We believe Adjusted EBITDA provides useful information regarding our ability to service our debt and is used by investors and analysts to evaluate companies within the packaging industry. Adjusted EBITDA may be adjusted for certain cash and non-cash charges to determine compliance with certain financial covenants under our senior credit facility. Adjusted EBITDA, as presented, may not be comparable to the calculation of similarly titled measures reported by other companies.

Business and Strategic Overview

Company Overview
7%
75%
18%
Insider Institutional Retail
NYSE Symbol: CSK
Shares Outstanding: 19.6 million
Market Capitalization: $333 million
Annual Dividend: $0.88 / share
Top Five Institutional Shareholders:
T. Rowe Price
Dimensional Fund Advisors
Wells Capital Mgmt. / Benson / Strong
Barclays Global Investors
Royce & Associates
Share Ownership
Corporate Credit Ratings:
Moody’s Ba3, negative
Standard & Poor’s BB-, stable

Investment Highlights
A leading supplier of specialty plastic packaging products to niche end-use markets
Expansions into North America and emerging markets may enhance future earnings and growth
Existing platform and significant investment in infrastructure provides organic growth opportunities
Focus on higher growth, lower cyclicality end-use markets that require rigorous process & quality control, brand positioning and product differentiation
A leading supplier of value-added, specialty paperboard packaging in
Europe

Company Overview
2005 Sales by Market 2005 Sales by Geography
Pharma-
Healthcare 36%
Plastics
17%
Tobacco
13%
United Kingdom
52%
Other
4%
Belgium
6%
Ireland
8%
Germany
12%
United States
3%
France
11%
34%
Branded  Products
(Alcoholic drinks,
confectioneries & cosmetics)
South Africa
4%
2005 Revenues $1.04 Billion

Paperboard Packaging
2005 Sales by Market
• A European market leader in
target markets
• Products include: folding
cartons, booklets, leaflets,
labels, composite tubes, rigid
set-up boxes, vacuum-formed
packaging
• Sector-focused on key markets:
– Pharmaceutical & Healthcare
– Branded Products (alcoholic
drinks, confectioneries, cosmetics
and fragrances)
– Tobacco
Pharma-Healthcare
$377
Tobacco
$132
Branded Products
$351
$860 million

Plastic Packaging
2005 Sales by Market
Agrochemicals &
Specialty Chemicals
$47
Food & Beverages
$135
$182 million
• Leadership positions in selected
niche markets
– Barrier containers for invasive fluids
– PET soft drink bottles in South Africa
– HDPE milk bottles in Ireland
• Products: HDPE bottles,
containers and closures; PET
bottles, containers, closures &
preforms
• Primary markets:  agrochemicals
and other specialty chemicals,
and food & beverages

NEW
Panadol

Energise
Energise
Energise
Orange

GOJO
Arlington Press

FAMOUS GROUSE

The Collection

Lord
Lord
Lord Extra

Chesapeake.

9 Broad Specialty Packaging Portfolio

FAMOUS
GROUSE

NEW
NEW
Panadol
Tablets

Chesapeake.

Innovative, Design-Focused
Packaging Solutions
Our award-winning design teams work with customers to develop innovative solutions for technically demanding, custom packaging applications
• Partnered with GlaxoSmithKline in creating
an innovative design combining shelf appeal,
protective & informative packaging, and
compatibility with high-speed packing lines
• Winner of Pharmapack Exhibition “Selection
Specially du Jury” award
• Created a striking new six-color transparent gift
carton,  providing strong shelf impact in a highly
competitive market
• Pioneered groundbreaking, patent-pending
technology to produce a polypropylene carton
able to support the requirements of global
brands in a wide range of markets

Wyeth®
syngenta
ALLIED DOMECQ
William Grant & Sons, Inc
Johnson & Johnson
Nestlé
KRAFT
gsk GlaxoSmithKline
Coca-Cola
Dow AgroSciences
Boots
AstraZeneca INTERNATIONAL
DIAGEO
C&C
Pfizer
PEPSI
STIEFEL®
Altadis Cigares France
Cadbury
Mars
3M
GALLAHER GROUP Plc
Abbott Laboratories
STORCK
Schering-Plough
Pernod Ricard
BRITISH AMERICAN TOBACCO
PHILIP MORRIS INTERNATIONAL

11 Blue Chip Customers

Pharmaceuticals &
Healthcare Market
Customer Requirements/Needs:
• Comprehensive design services
• Special packaging features
• Reduced delivery times
• Flexibility in order size
• Broader geographic coverage
• Rigorous process and  quality
standards
• Text integrity
Key Demand Drivers:
•
Increasing use of lifestyle
drugs
•
Aging population
•
Increasing OTC drug sales
•
Information disclosure
requirements
•
Anti-counterfeiting
legislation and requirements
Attractive Demand
Prospects
Well Positioned to Meet
Market Trends
36%
Opportunities:
•
European bolt-ons
•
North America
•
Emerging markets

Branded Products
Market
Attractive Demand
Prospects
Well Positioned to Meet
Market Trends
Customer Requirements/Needs:
•
Brand positioning/
differentiation in discerning
global markets
•
Multi-substrate capabilities
•
Consistent image/anti-
counterfeiting
•
Exceptional print/finishing
techniques
•
Large scale international
product launches/re-
launches/range-extensions
Key Demand Drivers:
•
Increased consumer
marketing focus on
promotional packaging
•
Greater demand for anti-
counterfeiting as more
products are shipped to
developing countries
Opportunities:
•
Expand in Eastern
Europe
34%

MAYFAIR
555

555
TOBACCO SERIOUSLY
DAMAGES HEALTH

LONDON

Tobacco
Market
Attractive Demand
Prospects
Well Positioned to Meet
Market Trends
Customer Requirements/Needs:
•
Supplier rationalization
•
Shift from soft to hard pack
•
Advertising restrictions lead to
point-of-sale differentiation
•
Increased government
healthcare warnings
•
High speed gravure printing,
embossing and gold leaf
processes
Key Demand Drivers:
•
Good growth projected in
developing countries
•
Low/negative growth in
industrialized countries
Opportunities:
•
Expand in Eastern Europe
and Far East
13%

Plastics
Markets
Attractive Demand
Prospects
Well Positioned to Meet
Market Trends
Customer Requirements/Needs:
•
Lighter weight containers for
agrochemicals and other
specialty chemicals with
superior barrier characteristics
•
Innovative designs for plastic
beverage bottles
Key Demand Drivers:
•
Increased soft drink and
mineral water consumption
•
Barrier containers for
agrochemicals and other
specialty chemicals
•
Substitution of plastic for
glass bottles and aluminum
cans
Opportunities:
•
Expansion in emerging
markets
•
Supply-chain synergies with
Pharma/Healthcare
customers
17%

Creating Value
Cost Savings Program
- $25 million
Organic Growth
–
Worldwide
pharmaceutical packaging demand expected
to grow 5% per year to 2009,  CSK position
with top 20 Pharmaceutical customers
Strategic Initiatives
– Arlington Press,
South Africa, China
Cost of Capital
– Opportunity to call
10 3/8% sub debt
Proactive Management of Legacy
Pension Obligations
Enhanced
Enhanced
Shareholder
Shareholder
Value
Value

Financial Review Financial Review

700
800
900
1,000
1,100
2003 2004 2005
$886
$1,032
EBITDA
(1)
Historical Financial Performance
for Continuing Operations
Sales
EPS
(1)
90
100
110
120
2003 2004 2005
$111
$116
$1,042
$104
• $25 million global cost-savings program
initiated in fourth quarter 2005
• $312 million non-cash goodwill impairment
charge taken in fourth quarter 2005
• Paid dividend for 73 consecutive years;
current annual dividend of $0.88 (yield of
approximately 6%)
$0
Other Financial Data
(1) Adjusted EBITDA excludes pre-tax gain of $11.2M in 2003 for an indemnification settlement, and pre-tax charges of $312M for goodwill impairment, $13.1M for restructuring charges, asset impairment & other exit costs, and $5.8M for loss on divestitures in 2005. EPS includes $7.7M after-tax gain on settlement of environmental indemnity obligations in 2003, $6.2M after-tax loss on extinguishment of debt in 2004, and after-tax losses in 2005 of $311.7M for goodwill impairment, $11.1M for restructuring charges, asset impairments & other exit costs, $5.8M for loss on divestitures, and $0.5M for loss on extinguishment of debt.
$0.73
$1.48
$0.63
($16.24)
$0.97
$0.96
$2.00
2003 2004 2005
EPS Adjusted EPS

2004 EBIT
Pension
Non-strategic Land
Operating Results
2005 EBIT (1)

Chesapeake.

Consolidated
2004 vs 2005
(6)
45
2
(6)
55
-
20
40
60
Income from Continuing Operations before interest,
extinguishment of debt, and taxes (EBIT)
($ in millions)
(1) 2005 adjusted EBIT excludes pre-tax losses of $312 million for goodwill impairment, $13.1 million for restructuring charges, asset impairments and other exit costs, and $5.8 million for loss on divestitures.

($ in Millions)
2003 2004 2005
Assets
Total Current Assets 309 $    339 $    280 $
Property, Plant & Equipment, Net 432 427 372
Goodwill 644 695 354
Other Assets 108 96 117
Total Assets 1,493 $ 1,557 $ 1,123 $
Liabilities and Stockholders' Equity
Total Current Liabilities
(1)
246 $    318 $    271 $
Long-term Debt 482 365 410
Other Long-term Liabilities 195 162 147
Stockholders' Equity 570 712 295
Total Liabilities & Stockholders' Equity 1,493 $ 1,557 $ 1,123 $
Year End
Consolidated Balance Sheet
(1)
Total current liabilities includes current portion of long-term debt of $5 million in 2003, $64 million in 2004 and $23 million in 2005.

Capital Structure
($ in Millions)
2003 2004 2005
Total Debt 487 $        429 $        433 $
Stockholders' Equity 570           712           295
Total Capital 1,057 $     1,141 $     728 $
Interest Coverage 2.6x 3.1x 3.2x

( Adjusted EBITDA / Interest)
Total Leverage 4.4x 3.7x 4.2x
(Total debt / Adjusted EBITDA)
Year End

22 Business Segment Sales Paperboard Plastics $753 $865 $860 300 400 500 600 700 800 900 2003 2004 2005 $132 $167 $182 0 50 100 150 200 2003 2004 2005

23 Paperboard Business Segment $104 $99 $97 60 80 100 120 2003 2004 2005 EBITDA EBITDA Margin 13.8% 11.4% 11.3% 0 2 4 6 8 10 12 14 16 2003 2004 2005

$23
$26
$25
0
10
20
30
40
2003 2004 2005
Plastics
Business Segment
EBITDA EBITDA Margin
17.4%
15.6%
13.7%
0
5
10
15
20
2003 2004 2005
(1) 2004 Plastics EBITDA excludes pre-tax gain on sale of non-strategic land of $5.8 million.
(1)
(1)

25 0 20 40 60 80 2003 2004 2005 Cash flow available for shareholders and debt reduction Cash Flow $43 $73 $12 (1) 2005 excludes cash outflows of $78.4 million for acquisitions (1)

Cost Savings Program
• 2 year program - 2006/2007
• Target annualized savings $25 million
• Estimated restructuring charges $30 – 40
million
• Initiatives focused on:
– Sale or closure of underperforming assets
– Process improvement & operational efficiency
– General workforce & overhead reduction
• Management incentive program linked to
savings / earnings improvement

Cost Savings Program
Initiatives Underway
• Closures
– Birmingham England (Food & Household
operation)
– Bedford England (Pharma/Healthcare operation)
– Ezy France (Luxury Packaging operation)
• General workforce reduction activities
•
Sale of Lurgan, Northern Ireland (Food &
Beverage operation)

Investment Highlights
A leading supplier of value-added, specialty paperboard
packaging in Europe
A leading supplier of specialty plastic packaging
products to niche end-use markets
Focus on higher growth, lower cyclicality end-use
markets that require rigorous process & quality control,
brand positioning and product differentiation
Existing platform and significant investment in
infrastructure provides organic growth opportunities
Expansions into North America and emerging markets
may enhance future earnings growth

Financial Reconciliations
Reconciliation of Adjusted EBITDA and Adjusted EBIT to EBIT
($ in Millions)
December 28, January 2, January 1,
2003 2005 2006
Sales from continuing operations:
Paperboard Packaging $753.4 $864.7 $860.2
Plastic Packaging 132.2 167.0 181.8
$885.6 $1,031.7 $1,042.0
Adjusted EBITDA
Paperboard Packaging $104.0 $99.0 $96.6
Plastic Packaging 22.6 31.8 24.6
Corporate Overhead (15.9) (15.0) (16.8)
$110.7 $115.8 $104.4
Depreciation and amortization:
Paperboard Packaging ($43.6) ($50.4) ($49.3)
Plastic Packaging (10.2) (10.3) (9.6)
Corporate Overhead (0.5) (0.3) (0.3)
($54.3) ($61.0) ($59.2)
Adjusted EBIT:
Paperboard Packaging $60.4 $48.6 $47.3
Plastic Packaging 12.4 21.5 15.0
Corporate Overhead (16.4) (15.3) (17.1)
$56.4 $54.8 $45.2
Goodwill impairment charge -                -                        (312.0)
Restructuring charges, asset impairments
and other exit costs -                -                        (13.1)
Gain (loss) on divestitures 11.2 -                        (5.8)
Income from continuing operations before
interest, extinguishment of debt and taxes (EBIT): $67.6 $54.8 ($285.7)
Year-Ended

Financial Reconciliations
Reconciliation of Cash Flow Available for Shareholders and Debt Reduction
to Net Cash Provided by Operating Activities
($ in Millions)
December 28, January 2, January 1,
2003 2005 2006
Cash flow available for shareholders & debt reduction $43.3 $72.6 $12.4
Add:  Net cash used in investing activities 36.7 20.5 110.6
Less:  Acquisitions -                -                (78.4)
Net cash provided by operating activities $80.0 $93.1 $44.6
($ in Millions)
December 28, January 2, January 1,
2003 2005 2006
Adjusted earnings from continuing operations,
per share $0.97 $0.96 $0.73
Add:  gain on sale of business after taxes 0.51 -                -
Less:  goodwill impairment charge after taxes -                -                (16.07)
Less:  restructuring expenses, asset impairments
and other exit costs after taxes -                -                (0.58)
Less:  loss on divestitures after taxes -                -                (0.30)
Less:  loss on extinguishment of debt after taxes -                (0.33) (0.02)
(Loss) earnings per share from $1.48 $0.63 ($16.24)
continuing operations
Reconciliation of Adjusted EPS to EPS
Year-Ended
Year-Ended

April 2006 April 2006 Investing In Chesapeake